Exhibit 99.1

 201  Annua Meeting  Fisca ea  201  eview

FORWARD-LOOKING STATEMENTS AND DISCLAIMER

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are made in good faith by Southwest Iowa Renewable Energy, LLC ("SIRE," "us" or "we") and are identified by including terms such as "may," "will," "should," "expects," "anticipates," "estimates," "plans," or similar language. In connection with these safe-harbor provisions, SIRE has identified in its annual report on Form 10-K, and in its other filings with the SEC, important factors that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of SIRE, including, without limitation, the risk and nature of our business and the effects of general economic conditions on us. We may experience significant fluctuations in future operating results due to a number of economic conditions, including, but not limited to, competition in the ethanol industry, commodity market risks, financial market risks, counter-party risks, and risks associated with changes to federal policy or regulation. The cautionary statements and risk factors in this disclaimer and our Form 10-K expressly qualify all of SIRE's forward-looking statements in this presentation. The forward-looking statements contained in this presentation are included in the safe harbor protection provided by Section 27A of the Securities Act of 1933. SIRE further cautions that such factors are not exhaustive or exclusive. SIRE does not undertake to update any forward-looking statement which may be made from time to time by or on behalf of SIRE unless an update is required by applicable securities laws.

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future
www.SIREethanol.com

Focus for 2017  •  Return to Shareholders  •  Operate Safely  •  Operate Profitably  •  Manage Risk  •  Operate Plant at High Volume When Margins Allow  •  Continue Retiring Debt Quickly  •  Plan for 2017 thru 2020

 Total Days Without a Lost Time Day Accident  3031 Days

 Fiscal Year 2017  • SIRE bought 42.7MM bushels of corn  • Cost of corn bought - $145.8MM ($3.41 / bu)  • SIRE sold 123.7MM gallons of ethanol  • SIRE sold 369,289 tons of DG

 Net Income  In Millions $  $16.00  $14.00  $12.00  $10.00  $8.00  $6.00  $4.00  $2.00  $-  $13.76  FYE 9/30/15  $5.09  FYE 9/30/16  $13.45  FYE 9/30/17  $1.18  QE 12/31/17

 EBITDA  In Millions $  $30.00  $25.00  $20.00  $15.00  $10.00  $5.00  $-  $27.29  $18.27  $26.62  $4.63  FYE 9/30/15 FYE 9/30/16 FYE 9/30/17 QE 12/31/17

 Ethanol Production  In Millions of Gallons  130  110  90  70  50  30  10  123.0  FYE 9/30/15  122.3  FYE 9/30/16  124.1  FYE 9/30/17  31.7  QE 12/31/17

 Bank Debt  In Millions $  $140.00  $124.10  $120.00  $100.00  $80.00  $60.00  $40.00  $20.00  $-  9/30/13  $56.71  $30.89  9/30/14 9/30/15  $27.36  $16.10  9/30/16 9/30/17  Subdebt  Bank Debt  $9.00  12/31/17

 Costs  In Dollars per gallon  $0.60  Depreciation  Interest  $0.50  Operations  $0.40$0.30  $0.20  $0.10  $-  9/30/15  9/30/16  9/30/17  12/31/17

 Book Value per Share  Per Unit (12/31/17 less $500 accrued distribution)  $9,000  $8,000 $7,602  $7,000  $6,000  $5,000  $4,000  $3,000  $2,000  $1,000  9/30/15  $8,403  $7,734  9/30/16 9/30/17  $7,992  12/31/17

 UNITS TRADED #  Number of  Shares  Price Per Share  2/6/2018  3  $5,353  2/2/2018  3  $5,500  2/2/2018  3  $5,500  2/2/2018  3  $5,353  10/19/2017  11  $5,200  10/5/2017  8  $5,400  10/5/2017  4  $5,400  10/5/2017  2  $5,400  10/5/2017  10  $5,400  10/5/2017  2  $5,400  # SOURCE WWW.SIREETHANOL.COM\INVESTOR RELATIONS

 NEW COOLING TOWER

 NEW HAMMERMILLS

 NEW GRAIN RECEIVING PIT AUTOMATION

 NEW EtOH TRUCK LOADOUT

 2017 - OVER A BILLION GALLONS SOLD

 Flat Price Corn  $4.30  $0.00  $4.10  -$0.10  $3.90  $3.70  -$0.20  $3.50  -$0.30  $3.30  $3.10  -$0.40  $2.90  -$0.50  $2.70  $2.50  -$0.60  1/1/2017  2/1/2017  3/1/2017  4/1/2017  5/1/2017  6/1/2017  7/1/2017  8/1/2017  9/1/2017  10/1/2017  11/1/2017  12/1/2017  Spot Corn  Basis

 DDG Price & Relationship  to Corn  $190.00  190%  $170.00  170%  $150.00  150%  $130.00  130%  $110.00  110%  $90.00  90%  $70.00  70%  $50.00  50%  1/1/2017  2/1/2017  3/1/2017  4/1/2017  5/1/2017  6/1/2017  7/1/2017  8/1/2017  9/1/2017  10/1/2017  11/1/2017  12/1/2017  Spot DDG  Value to Corn

 Ethanol Price &  Production  $3.00  1200  $2.50  1000  $2.00  800  $1.50  600  $1.00  400  $0.50  200  $0.00  0  Ethanol Production  (Thousand Barrels per Day)  Iowa Ethanol Price

 Financial Summary  February 2018

 Operational Information  FYE 9/30/15  FYE 9/30/16  FYE 9/30/17  QE 12/31/17  Gallons Sold (millions)  122.4  122.0  123.7  30.0  Average Price/Gallon  $1.53  $1.42  $1.44  $1.31  Bushels Ground(millions)  Net Cost of CornGround  43.0 42.9  $155.6 $151.3  42.4 10.7  $142.1 $34.4  Yield (Ethanol/Bushel)  2.86  2.85  2.93  2.96  Yield (Corn Oil/Bushel)  0.76  0.79  0.85  0.89

 Financial Highlights  (millions, except per gallon)  FYE 9/30/15  FYE 9/30/16  FYE 9/30/17  QE 12/31/17  Revenue  $242.1  $223.3  $219.8  $50.5  Cost of Corn  $155.6  $151.3  $142.1  $34.4  Crush Margin /  Gallon  $0.71 $0.56  $0.64 $0.59  EBITDA  $27.3  $18.3  $26.6  $4.6  Net Income  $13.8  $5.1  $13.4  $1.2

 Financial Highlights  (millions)  FYE 9/30/15  FYE 9/30/16  FYE 9/30/17  QE 12/31/17  Bank Debt  $30.9  $27.4  $16.1  $9.0  Bank Debt/Gallon  $0.25  $0.22  $0.13  $0.07  Bank Debt-Repayment  Interest  Payments  $(0.9) $3.5  $1.9 $1.3  $11.3 $7.1  $1.1 $0.2

 Financial Highlights  (millions, except per unit)  Calendar  Calendar  Calendar  Month  Cumulative  12/31/15  12/31/16  12/31/17  01/16/18  To Date  Distributions  $13.3  $3.3  $4.5  $6.7  $28.9  Taxable  Income  Tax Loss  Carryforward  $9.9 $16.9  $64.1 $47.2  $13.6 N/A N/A  $33.6 N/A N/A  Tax Loss  Carryforward  $4,809  $3,543  $2,524  N/A  N/A  per Unit  Distribution %  of Prior Year  23%  34%  27%  49%  N/A  Taxable Income

 Quarterly Crush Margin  Per Gallon of Ethanol Produced  $0.80  $0.70  $0.60  $0.50  $0.40  $0.30  $0.20  $0.10  $-  $0.73  $0.53  6/30/16 9/30/16  $0.71  $0.64  $0.59  12/31/16 3/31/17 6/30/17  $0.61  $0.56  9/30/17 12/31/17

 Liquidity  In Millions $  45  40  35  30  25  20  15  10  5  0  $32.1  $29.8  9/30/15 9/30/16  $38.5  $33.4  9/30/17 12/31/17

 SIRE MERCHANDISING TEAM  Braiden Tom,  Kristan Barta,  Dustin Ploeger,  Commercial Trainee  Commercial Manager  Senior Merchandiser

 2018 CORN REVIEW  • Acres  • Yield  • Usage  • Stocks  • Local Markets

 Planted Acres (millions)  100.0  97.3  95.4  95.0  90.0  85.0  93.6  86 86.4  81.80  94.0  91.9  90.6 90.2  88.2 88.0  80.0  75.0  70.0  65.0  60.0  79.3  76.0  74.2  79.5  79.2 79.2  73.2  71.2  80.90  80.2 80 78.978.6  77.4  75.8  78.327

 180.0  Yield (bushels per acre)  171.0  176.6  174.6  170.0  160.4  160.0  164.7  151.1  168.4  158.1  150.0  140.0  138.6  134.4  148.0 153.8 152.8  149.1 147.2  142.3  136.9  138.2  130.0  120.0  110.0  100.0  90.0  80.0  131.5  118.5  108.6  100.7  133.8  127.2  126.6  113.5  129.4  123.1

 Total Supply (millions)  18,000  16,00014,000  12,000  10,0008,0006,000  4,0002,000 0

 Total Usage (millions)  8,000  7,0006,0005,0004,0003,0002,0001,000  0  Food, Alcohol & Industrial  Feed & Residual  EXPORTS

 Corn Acres to Ethanol  Production  45%  40%35%30%25%20%15%10%  5%  0%

 SIRE CORN 2018  • 48 Million Bushels to Buy  • Flat Price, Deferred pricing, Basis contracts, HTA’s,Alliance Advantage, On Farm Pick-Up.  • Enogen / EGQS Program  • Competitive market for our local producers while buyingthe best netback for SIRE.

 SIRE CORN 2018  • Expecting largely uneventful basis moves - but seasonal  • Selling outside of Harvest has been slow and predictable  • Watch for quick-ship opportunities based on logistics  • Local markets are anticipating producers carrying lengthinto the summer months (similar to last year)

 SIRE STRENGTHS  • Our greatest strength in corn merchandising comes  from our shareholder base - we value your business!!!

 Industry Statistics

 ETHANOL STOCKS 2009 - 2017

 ETHANOL PRODUCTION 2005-2018

 ETHANOL BLENDING 2009 - 2018

 ETHANOL BLEND WALL 2008 - 2017

 ETHANOL EXPORTS 2010 - 2018

 2017 ETHANOL EXPORTS

 Focus for 2018  ✓ Operate Safely  ✓ Return to Shareholders✓ Operate Profitably✓ Manage Risk  ✓ Operate Plant at High Volume When Margins Allow✓ Continue Retiring Debt  ✓ Maintain and Improve Plant Efficiency and Reliability with Reinvestment in the Plant  ✓ Analyze expansion plans/diversification✓ Plan for 2018 thru 2021  ✓ Questions ?

 THANK  YOU!